QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.9

FALCON FINANCIAL, LLC

THIRD AMENDMENT TO
AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

        This THIRD AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT (this "Third Amendment") is dated as of April 19, 1999 and entered into by and among Falcon Financial, LLC, SunAmerica Life Insurance Company and Goldman Sachs Mortgage Company and is made with reference to the Amended and Restated Senior Subordinated Loan Agreement dated as of January 7, 1998 by and among the parties hereto (as amended, the "Loan Agreement"). Capitalized terms used herein without definition shall have the same meanings set forth in the Loan Agreement.

        WHEREAS, the parties hereto have entered into the First Amendment to Amended and Restated Subordinated Loan Agreement as of June 8, 1998 (the "First Amendment"), which increased the amount available under the facility for Working Capital Loans;

        WHEREAS, the parties hereto have entered into the Second Amendment to Amended and Restated Subordinated Loan Agreement as of October 2, 1998 (the "Second Amendment"), which added new definitions to, and amended and restated existing definitions in, Section 1.1 of the Loan Agreement and amended certain other sections of the Loan Agreement to provide for the financing of mortgage loans under the Loan Agreement;

        WHEREAS, the Company and Falcon Auto Venture LLC have entered into the Junior Subordinated Loan Agreement (as it may be amended, modified or supplemented from time to time, the "Junior Subordinated Loan Agreement") of even date herewith;

        WHEREAS, the parties desire to further amend the Loan Agreement to reflect an increase in the working capital facility and the existence of the Junior Subordinated Loan Agreement;

        WHEREAS, the parties hereto disclaim any intent to effect a novation or an extinguishment or discharge of any liability or obligation under the Loan Agreement arising prior to the date of this Third Amendment;

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

  Section 1. AMENDMENTS TO THE LOAN AGREEMENT.

1.1    Additional Definition.    Section 1.1 is amended by adding the following definition thereto in appropriate alphabetical order:

          "Junior Subordinated Loan Agreement" means the Junior Subordinated Loan Agreement dated as of April 19, 1999 by and between Company, as borrower thereunder, and Falcon Auto Venture LLC, as lender, as it may be amended, modified or supplemented from time to time.

1.2    Amendment to Existing Definition.    The definition of "Interest Shortfall Loan" is amended by adding the following parenthetical clause to the end of such definition: "(excluding, for the purpose of calculating the maximum amount of any relevant Interest Shortfall Loan, any amount owing with respect to obligations under the Junior Subordinated Loan Agreement)."

1.3    Amendments to Section 2.1.

        A.    The second sentence of Section 2.1A is amended by deleting the reference to "$17,300,000" and replacing it with a reference to "$19,300,000".

        B.    The clause beginning "Interest Shortfall Loans" in the first sentence of Section 2.1B is amended by adding the following parenthetical clause at the end of such clause: "(excluding, for the purpose of calculating the maximum amount of any relevant Interest Shortfall Loan, any amount owing with respect to obligations under the Junior Subordinated Loan Agreement);".

1.4    Amendments to Section 2.4.

        A.    Clause (ii) of Section 2.4A is amended by (i) deleting the reference to "$3,000,000" and replacing it with a reference to "$5,000,000," and (ii) by deleting the period and adding the following clause at the end: "; further provided, that unless and until the aggregate outstanding principal amount of the borrowings under the Junior Subordinated Loan Agreement (without regard to the principal amount of the note evidencing the interest capitalized with respect to the borrowings under the Junior Subordinated Loan Agreement) equals: (x) $300,000, then the aggregate outstanding principal amount of all Loans shall not at any time exceed $17,300,000 and the aggregate principal amount of Working Capital Loans and Interest Shortfall Loans shall not at any time exceed $3,000,000; and (y) $500,000, then the aggregate outstanding principal amount of all Loans shall not at any time exceed $18,500,000 and the aggregate outstanding principal amount of Working Capital Loans and Interest Shortfall Loans shall not at any time exceed $4,200,000."

        B.    Section 2.4A is further amended by adding the following sentences to the end of such paragraph: "Notwithstanding anything in this Agreement to the contrary, in no event will proceeds of the Loans be used by Company to fund repayment of any obligations under the Junior Subordinated Loan Agreement, including but not limited to any shortfall in the Collection Account relating to payments owing with respect to the Junior Subordinated Loan Agreement. Further, Company shall not fund repayment of its obligations under the Junior Subordinated Loan Agreement with its available working capital such that a Working Capital Loan is required under this Agreement (e.g., Company shall not request a Working Capital Loan if its available working capital is sufficient to meet all of its working capital requirements other than obligations under the Junior Subordinated Loan Agreement and shall only request a Working Capital Loan to the extent needed to meet such other working capital requirements)."

1.5    Amendment to Section 6.1.    Section 6.1 is amended by adding after clause (vii) the following clause:

          "(viii) Company may become and remain liable under (a) the promissory note of Company issued pursuant to the Junior Subordinated Loan Agreement in an aggregate principal amount not to exceed $500,000 and (b) the Interest Capitalization Note (as defined in the Junior Subordinated Loan Agreement) with respect to interest the Company has capitalized pursuant to the terms of the Junior Subordinated Loan Agreement."

1.6    Amendment to Section 6.5.    Section 6.5 is amended by adding the following language immediately preceding the language "Company shall not,": "Except as required under the terms of the Junior Subordinated Loan Agreement,".

1.7    Amendment to Section 6.9.    Section 6.9 is amended by adding the phrase "the Junior Subordinated Loan Agreement and" immediately following the words "Except for".

1.8    Amendment to Section 8.    Section 8 is amended by deleting each reference to the term "Junior Obligations" and replacing each such reference with the term "Senior Subordinated Loan Obligations".

  Section 2. AMENDMENTS TO NOTES.

2.1    In connection with this Amendment, the amended and restated promissory notes of Company issued pursuant to Section 2.1D of the Loan Agreement shall be amended in the forms attached hereto, and this Amendment shall not be effective until counterparts thereof are executed and delivered by the Company.

  Section 3. MISCELLANEOUS.

3.1    Reference to and effect on the Loan Agreement and other documents relating to the Loan Agreement.

          A.    On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in any other document relating to the Loan Agreement to the "Loan Agreement", "thereunder", "thereof", or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment.

          B.    Except as specifically amended by the First Amendment, the Second Amendment and this Third Amendment, the Loan Agreement and any other documents relating to the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          C.    The execution, delivery and performance of the First Amendment, the Second Amendment and this Third Amendment shall not, except as expressly provided therein and herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the parties under, the Loan Agreement or any other document relating to the Loan Agreement.

3.2    Execution in Counterparts.    This Third Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

3.3    Headings.    Section and subsection headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose or be given any substantive effect.

3.4    Applicable Law.    THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective duly authorized officers as of the date first above written.

FALCON FINANCIAL, LLC

By:	/s/ DAVID A. KARP
	Name:	David A. Karp
	Title:	Chief Operating Officer

SUNAMERICA LIFE INSURANCE COMPANY

By:	/s/ JOHN G. LAPHAM, III
	Name:	John G. Lapham, III
	Title:	Authorized Agent

GOLDMAN SACHS MORTGAGE COMPANY
By:	GOLDMAN SACHS REAL ESTATE FUNDING CORP., its general partner

By:	/s/ ROBERT CHRISTIE
	Name:	Robert Christie
	Title:	Vice President

S-1

QuickLinks

  EXHIBIT 10.9